Exhibit 99.3

PARTNERSHIP INTEREST TRANSFER AGREEMENT

THIS PARTNERSHIP INTEREST TRANSFER AGREEMENT (this “Agreement”) is made and entered into as of July 31, 2006, by and among CITGO REFINING INVESTMENT COMPANY, an Oklahoma corporation (“CITGO LP”), CITGO GULF COAST REFINING, INC., a Delaware corporation (“CITGO GP” and, together with CITGO LP, the “Assignors”), LYONDELL HOUSTON REFINERY A INC., a Delaware corporation (“Newco A”), LYONDELL HOUSTON REFINERY INC., a Delaware corporation (“Newco LP” and, together with Newco A, the “Assignees”), LYONDELL REFINING PARTNERS LP, a Delaware limited partnership (“Lyondell LP”), and LYONDELL REFINING COMPANY LP, a Delaware limited partnership (“Lyondell GP” and, together with Lyondell LP, the “Lyondell Partners”).

W I T N E S S E T H :

WHEREAS, the Assignors and the Lyondell Partners own all of the partnership interests in LYONDELL-CITGO Refining LP, a Delaware limited partnership (“LCR”);

WHEREAS, Lyondell Chemical Company, a Delaware corporation (“Buyer”), indirectly owns 58.75% of the issued and outstanding partnership interests of LCR (the “LCR Interests”) through the Lyondell Partners;

WHEREAS, CITGO Petroleum Corporation, a Delaware corporation (“Seller”), indirectly owns 41.25% of the LCR Interests through CITGO LP, with a 40.25% limited partnership interest in LCR, and CITGO GP, with a 1% general partnership interest in LCR;

WHEREAS, Buyer formed Newco A to purchase CITGO GP’s 1% general partnership interest in LCR (save and except the rights reserved by Seller under Section 2.7 of the SPA (as hereinafter defined)) (the “CITGO GP Interest”);

WHEREAS, Buyer formed Newco LP to purchase CITGO LP’s 40.25% limited partnership interest in LCR (save and except the rights reserved by Seller under Section 2.7 of the SPA) (the “CITGO LP Interest” and, together with the CITGO GP Interest, the “Assigned Interests”);

WHEREAS, Buyer and Seller have entered that certain Sale and Purchase Agreement dated as of the date hereof (the “SPA”) whereby Seller agreed to cause the Assigned Interests to be sold, assigned and transferred to Newco A and Newco LP, and Buyer agreed that Newco A and Newco LP would purchase and accept the Assigned Interests from Seller in accordance with the terms and conditions of the SPA;

WHEREAS, Section 2.4(i) of the SPA provides that Seller shall deliver, or cause to be delivered to Buyer, instruments of assignment and transfer as necessary to transfer to Newco A and Newco LP, all of CITGO GP’s and CITGO LP’s right, title and interest in the Assigned Interests free and clear of all Liens (as defined in the SPA); and

WHEREAS, pursuant to this Agreement the Assignees desire to sell to the Assignors, and the Assignors desires to purchase from the Assignees, the Assigned Interests in accordance with the terms and conditions of this Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the parties’ promises, undertakings and agreements hereinafter set out and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement do hereby agree as follows:

1. Transfer of CITGO LP Interest. CITGO LP hereby assigns, transfers, sets over, conveys and delivers unto Newco LP, its successors and assigns, all of the rights, powers, privileges and interests of CITGO LP in and to the CITGO LP Interest free and clear of all Liens, TO HAVE AND TO HOLD the same unto Newco LP, its successors and assigns, forever, and CITGO LP does hereby bind itself, its successors and assigns to warrant and defend title to the CITGO LP Interest unto Newco LP, its successors and assigns, against the lawful claims of any and all persons whomsoever in accordance with the SPA. CITGO LP hereby withdraws from LCR as a Limited Partner (as such term is defined in the Limited Partnership Agreement of LYONDELL-CITGO Refining LP dated December 31, 1998, as amended (the “LCR Partnership Agreement”)) and ceases to be a Limited Partner of LCR.

2. Transfer of CITGO GP Interest. CITGO GP hereby assigns, transfers, sets over, conveys and delivers unto Newco A, its successors and assigns, all of the rights, powers, privileges and interests of CITGO GP in and to the CITGO GP Interest free and clear from all Liens, TO HAVE AND TO HOLD the same unto Newco A, its successors and assigns, forever, and CITGO GP does hereby bind itself, its successors and assigns to warrant and defend title to the CITGO GP Interest unto Newco A, its successors and assigns, against the lawful claims of any and all persons whomsoever in accordance with the SPA. CITGO GP hereby withdraws from LCR as a General Partner (as such term is defined in the LCR Partnership Agreement) and ceases to be a General Partner of LCR.

3. Assigned Interests. The Assigned Interests constitute one hundred percent (100%) of the Assignors’ ownership interest in LCR. Nothing in this Agreement expands any representation, warranty or Obligation (as defined in the SPA) of Seller contained in the SPA, nor creates any additional Obligation for which Seller, CITGO GP or CITGO LP would not otherwise be responsible for under the SPA.

4. Consent of Lyondell Partners. In accordance with Section 10.3(B)(i) of the LCR Partnership Agreement, the Lyondell Partners hereby consent to the transfer of the Assigned Interests by the Assignors to the Assignees pursuant to this Agreement and the SPA; provided, however, that the Lyondell Partners do not consent to the admission of Newco A as a partner of LCR.

5. Waiver of Transfer Restrictions. The Assignors and the Lyondell Partners hereby waive, in respect of the sale and transfer of the Assigned Interests by the Assignors to the Assignees, compliance with the provisions of the LCR Partnership Agreement, including Article 10 thereof, relating to the sale and transfer of the Assigned Interests by the Assignors to the Assignees.

6. Assumption of Partnership Agreement by Newco LP. Newco LP hereby agrees to be bound by the LCR Partnership Agreement, to assume and satisfy all liabilities and pay and perform all the obligation and duties of CITGO LP, as transferring Partner, and to become a Substituted Limited Partner (as defined in the LCR Partnership Agreement) in place of CITGO LP.

7. Assumption of Partnership Agreement by Newco A. Newco A hereby agrees to be bound by the LCR Partnership Agreement, to assume and satisfy all liabilities and pay and perform all the obligation and duties of CITGO GP, as transferring Partner. The Lyondell Partners and Newco LP hereby agree that Newco A shall not be admitted as a Substitute General Partner (as defined in the LCR Partnership Agreement) in place of CITGO GP but acknowledge that for purposes of the LCR Partnership Agreement Newco A is an assignee of the CITGO GP Interest. In connection with the transfer of the CITGO GP Interest to Newco A, the Lyondell Partners, Newco A and Newco LP hereby agree that Newco A’s interest in LCR shall be converted into a limited partner interest in LCR and that Newco A shall be admitted to LCR as a Limited Partner (as defined in the LCR Partnership Agreement).

8. Additional Confirmations. The Assignors and the Assignees hereby agree to execute any instruments or documents required to evidence further or to confirm the Agreement effected hereby.

9. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same Agreement.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Assignors, the Assignees and the Lyondell Partners and their respective heirs, legal representatives, successors and assigns.

11. Modification and Waiver. No supplement, modification, waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles or policies thereof with respect to conflicts of laws.

13. Dispute Resolution. All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with Article 6 of the SPA.

14. Controlling Agreement. To the extent there is any conflict between this Agreement and the SPA, the terms and provisions of the SPA shall control.

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IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

ASSIGNORS:

CITGO REFINING INVESTMENT COMPANY

By:	/s/ Randall J. Carbo
Name:	Randall J. Carbo
Title:	President

CITGO GULF COAST REFINING, INC.

By:	/s/ Philip J. Reedy
Name:	Philip J. Reedy
Title:	VP Finance

ASSIGNEES:

LYONDELL HOUSTON REFINERY A INC.

By:	/s/ Allen C. Holmes
Name:	Allen C. Holmes
Title:	Vice President, Tax and Real Estate

LYONDELL HOUSTON REFINERY INC.

By:	/s/ Allen C. Holmes
Name:	Allen C. Holmes
Title:	Vice President, Tax and Real Estate

LYONDELL PARTNERS:

LYONDELL REFINING PARTNERS LP

By:	LYONDELL REFINING GP LLC, its general partner

By:	LYONDELL CHEMICAL COMPANY, its sole member

By:	/s/ Allen C. Holmes
Name:	Allen C. Holmes
Title:	Vice President, Tax and Real Estate

LYONDELL REFINING COMPANY LP

By:	LRC HOLDING GP LLC, its general partner

By:	LYONDELL CHEMICAL COMPANY, its sole member

By:	/s/ Allen C. Holmes
Name:	Allen C. Holmes
Title:	Vice President, Tax and Real Estate